Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 11/1/20 - 11/30/20
Federal Tax I.D. 06-0619596

CORPORATE MONTHLY OPERATING REPORT

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	No
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1	Yes	No
Copies of bank statements[1]
Cash disbursements journals[1]
Statement of Operations	MOR-2	Yes	No
Balance Sheet	MOR-3	Yes	No
Status of Post-petition Taxes	MOR-4	Yes	No
Copies of IRS Form 6123 or payment receipt[1]
Copies of tax returns filed during reporting period[1]
Summary of Unpaid Post-Petition Debts	MOR-4	Yes	No
Listing of Aged Accounts Payable[1]
Accounts Receivable Aging	MOR-5	Yes	No
Payments to Insiders	MOR-6	Yes	No
Payments to Professionals	MOR-6	Yes	No
Debtor Questionnaire	MOR-7	Yes	No

Note 1: Full record is voluminous but can be provided upon request.
This Monthly Operating Report (“MOR”) has been prepared solely for the purpose of complying with monthly reporting requirements applicable in the Debtors’ chapter 11 cases and is in a format acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not necessarily prepared in accordance with U.S. GAAP.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.
/s/ Sheldon L. Bruha	December 18th, 2020
Signature	Date

Sheldon L. Bruha, Executive Vice President and CFO

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 11/1/20 - 11/30/20
Federal Tax I.D. 06-0619596

The report includes activity from the following Debtors and related case numbers:

LISTING OF DEBTOR ENTITIES
Debtor	Case Number	Debtor	Case Number
Citizens Capital Ventures Corp.	20-22477	Frontier Communications Of Indiana, LLC	20-22543
Citizens Directory Services Company L.L.C.	20-22478	Frontier Communications Of Iowa, LLC	20-22545
Citizens Louisiana Accounting Company	20-22479	Frontier Communications Of Lakeside, Inc.	20-22550
Citizens Newcom Company	20-22480	Frontier Communications Of Lakewood, LLC	20-22554
Citizens Newtel, LLC	20-22486	Frontier Communications Of Michigan, Inc.	20-22558
Citizens Pennsylvania Company LLC	20-22493	Frontier Communications Of Minnesota, Inc.	20-22561
Citizens SERP Administration Company	20-22497	Frontier Communications Of Mississippi LLC	20-22564
Citizens Telecom Services Company L.L.C.	20-22501	Frontier Communications Of Mt. Pulaski, Inc.	20-22567
Citizens Telecommunications Company Of Minnesota, LLC	20-22519	Frontier Communications Of New York, Inc.	20-22571
Citizens Telecommunications Company Of California Inc.	20-22508	Frontier Communications Of Orion, Inc.	20-22572
Citizens Telecommunications Company Of Illinois	20-22514	Frontier Communications Of Oswayo River LLC	20-22482
Citizens Telecommunications Company Of Nebraska	20-22528	Frontier Communications Of Pennsylvania, LLC	20-22485
Citizens Telecommunications Company Of Nebraska LLC	20-22532	Frontier Communications Of Rochester, Inc.	20-22489
Citizens Telecommunications Company Of Nevada	20-22539	Frontier Communications Of Seneca-Gorham, Inc.	20-22491
Citizens Telecommunications Company Of New York, Inc.	20-22544	Frontier Communications Of Sylvan Lake, Inc.	20-22494
Citizens Telecommunications Company Of Tennessee L.L.C.	20-22553	Frontier Communications of the Carolinas LLC	20-22498
Citizens Telecommunications Company Of The White Mountains, Inc.	20-22481	Frontier Communications Of The South, LLC	20-22503
Citizens Telecommunications Company Of Utah	20-22487	Frontier Communications Of The Southwest Inc.	20-22505
Citizens Telecommunications Company Of West Virginia	20-22492	Frontier Communications Of Thorntown, LLC	20-22509
Citizens Utilities Capital L.P.	20-22496	Frontier Communications Of Virginia, Inc.	20-22513
Citizens Utilities Rural Company, Inc.	20-22502	Frontier Communications Of Wisconsin LLC	20-22518
Commonwealth Communication, LLC	20-22504	Frontier Communications Online And Long Distance Inc.	20-22522
Commonwealth Telephone Company LLC	20-22512	Frontier Communications Services Inc.	20-22527
Commonwealth Telephone Enterprises LLC	20-22516	Frontier Directory Services Company, LLC	20-22533
Commonwealth Telephone Management Services, Inc.	20-22521	Frontier Florida LLC	20-22537
CTE Holdings, Inc.	20-22526	Frontier Infoservices Inc.	20-22540
CTE Services, Inc.	20-22531	Frontier Midstates Inc.	20-22549
CTE Telecom, LLC	20-22536	Frontier Mobile LLC	20-22551
CTSI, LLC	20-22541	Frontier North Inc.	20-22556
CU Capital LLC	20-22546	Frontier Security Company	20-22560
CU Wireless Company LLC	20-22552	Frontier Services Corp.	20-22563
Electric Lightwave NY, LLC	20-22557	Frontier Southwest Incorporated	20-22484
Evans Telephone Holdings, Inc.	20-22562	Frontier Subsidiary Telco LLC	20-22490
Fairmount Cellular LLC	20-22566	Frontier Techserv, Inc.	20-22499
Frontier ABC LLC	20-22570	Frontier Telephone Of Rochester, Inc.	20-22507
Frontier California Inc.	20-22573	Frontier Video Services Inc.	20-22515
Frontier Communications - Midland, Inc.	20-22574	Frontier West Virginia Inc.	20-22524
Frontier Communications - Prairie, Inc.	20-22569	GVN Services	20-22530
Frontier Communications - Schuyler, Inc.	20-22483	N C C Systems, Inc.	20-22535
Frontier Communications Corporate Services Inc.	20-22488	Navajo Communications Co., Inc.	20-22542
Frontier Communications Corporation	20-22476	Newco West Holdings LLC	20-22548
Frontier Communications ILEC Holdings LLC	20-22495	Ogden Telephone Company	20-22555
Frontier Communications Of America, Inc.	20-22506	Phone Trends, Inc.	20-22475
Frontier Communications Of Ausable Valley, Inc.	20-22511	Rhinelander Telecommunications, LLC	20-22559
Frontier Communications Of Breezewood, LLC	20-22517	Rib Lake Cellular For Wisconsin RSA #3, Inc.	20-22565
Frontier Communications Of Canton, LLC	20-22520	Rib Lake Telecom, Inc.	20-22568
Frontier Communications of Delaware, Inc.	20-22525	SNET America, Inc.	20-22578
Frontier Communications Of Depue, Inc.	20-22529	TCI Technology & Equipment LLC	20-22575
Frontier Communications Of Georgia LLC	20-22534	The Southern New England Telephone Company	20-22576
Frontier Communications Of Illinois, Inc.	20-22538	Total Communications, Inc.	20-22577

Northwest Operations Debtor Entities[1]
Frontier Communications Northwest Inc.	20-22500	Citizens Telecommunications Company Of Idaho	20-22510
Citizens Telecommunications Company Of Oregon	20-22547	Citizens Telecommunications Company Of Montana	20-22523

Note 1: Pursuant to the order entered by the Bankruptcy Court approving the sale of the Company’s Northwest Operations, among other things, the chapter 11 cases of the following entities have been dismissed.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 11/1/20 - 11/30/20
Federal Tax I.D. 06-0619596

MOR-1: SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS[1]

Case Number	Debtor	Cash Receipts	Cash Disbursements
20-22477	Citizens Capital Ventures Corp.	$ -	$ -
20-22478	Citizens Directory Services Company L.L.C.	-	-
20-22479	Citizens Louisiana Accounting Company	-	-
20-22480	Citizens Newcom Company	-	-
20-22486	Citizens Newtel, LLC	-	-
20-22493	Citizens Pennsylvania Company LLC	-	-
20-22497	Citizens SERP Administration Company	-	-
20-22501	Citizens Telecom Services Company L.L.C.	450,863,491	450,835,855
20-22519	Citizens Telecommunications Company Of Minnesota, LLC	-	-
20-22508	Citizens Telecommunications Company Of California Inc.	-	-
20-22514	Citizens Telecommunications Company Of Illinois	-	-
20-22528	Citizens Telecommunications Company Of Nebraska	-	-
20-22532	Citizens Telecommunications Company Of Nebraska LLC	-	-
20-22539	Citizens Telecommunications Company Of Nevada	-	-
20-22544	Citizens Telecommunications Company Of New York, Inc.	-	-
20-22553	Citizens Telecommunications Company Of Tennessee L.L.C.	-	-
20-22481	Citizens Telecommunications Company Of The White Mountains, Inc.	-	-
20-22487	Citizens Telecommunications Company Of Utah	-	-
20-22492	Citizens Telecommunications Company Of West Virginia	-	-
20-22496	Citizens Utilities Capital L.P.	-	-
20-22502	Citizens Utilities Rural Company, Inc.	-	-
20-22504	Commonwealth Communication, LLC	-	-
20-22512	Commonwealth Telephone Company LLC	-	-
20-22516	Commonwealth Telephone Enterprises LLC	-	-
20-22521	Commonwealth Telephone Management Services, Inc.	-	-
20-22526	CTE Holdings, Inc.	-	-
20-22531	CTE Services, Inc.	-	-
20-22536	CTE Telecom, LLC	-	-
20-22541	CTSI, LLC	-	-
20-22546	CU Capital LLC	-	-
20-22552	CU Wireless Company LLC	-	-
20-22557	Electric Lightwave NY, LLC	-	-
20-22562	Evans Telephone Holdings, Inc.	-	-
20-22566	Fairmount Cellular LLC	-	-
20-22570	Frontier ABC LLC	-	-
20-22573	Frontier California Inc.	-	-
20-22574	Frontier Communications - Midland, Inc.	-	-
20-22569	Frontier Communications - Prairie, Inc.	-	-
20-22483	Frontier Communications - Schuyler, Inc.	-	-
20-22488	Frontier Communications Corporate Services Inc.	-	-
20-22476	Frontier Communications Corporation	2,162,348,905	2,025,575,131
20-22495	Frontier Communications ILEC Holdings LLC	-	112,714,912
20-22506	Frontier Communications Of America, Inc.	-	-
20-22511	Frontier Communications Of Ausable Valley, Inc.	-	-
20-22517	Frontier Communications Of Breezewood, LLC	-	-
20-22520	Frontier Communications Of Canton, LLC	-	-
20-22525	Frontier Communications of Delaware, Inc.	-	-
20-22529	Frontier Communications Of Depue, Inc.	-	-
20-22534	Frontier Communications Of Georgia LLC	-	-
20-22538	Frontier Communications Of Illinois, Inc.	-	-
20-22543	Frontier Communications Of Indiana, LLC	-	-
20-22545	Frontier Communications Of Iowa, LLC	-	-
20-22550	Frontier Communications Of Lakeside, Inc.	-	-
20-22554	Frontier Communications Of Lakewood, LLC	-	-
20-22558	Frontier Communications Of Michigan, Inc.	-	-
20-22561	Frontier Communications Of Minnesota, Inc.	-	-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 11/1/20 - 11/30/20
Federal Tax I.D. 06-0619596

MOR-1: SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS[1]

Case Number	Debtor	Cash Receipts	Cash Disbursements
20-22564	Frontier Communications Of Mississippi LLC	-	-
20-22567	Frontier Communications Of Mt. Pulaski, Inc.	-	-
20-22571	Frontier Communications Of New York, Inc.	-	-
20-22572	Frontier Communications Of Orion, Inc.	-	-
20-22482	Frontier Communications Of Oswayo River LLC	-	-
20-22485	Frontier Communications Of Pennsylvania, LLC	-	-
20-22489	Frontier Communications Of Rochester, Inc.	-	-
20-22491	Frontier Communications Of Seneca-Gorham, Inc.	-	-
20-22494	Frontier Communications Of Sylvan Lake, Inc.	-	-
20-22498	Frontier Communications of the Carolinas LLC	-	-
20-22503	Frontier Communications Of The South, LLC	-	-
20-22505	Frontier Communications Of The Southwest Inc.	-	-
20-22509	Frontier Communications Of Thorntown, LLC	-	-
20-22513	Frontier Communications Of Virginia, Inc.	-	-
20-22518	Frontier Communications Of Wisconsin LLC	50,421	37,124
20-22522	Frontier Communications Online And Long Distance Inc.	-	-
20-22527	Frontier Communications Services Inc.	-	-
20-22533	Frontier Directory Services Company, LLC	-	-
20-22537	Frontier Florida LLC	-	-
20-22540	Frontier Infoservices Inc.	-	-
20-22549	Frontier Midstates Inc.	-	-
20-22551	Frontier Mobile LLC	-	-
20-22556	Frontier North Inc.	-	-
20-22560	Frontier Security Company	-	-
20-22563	Frontier Services Corp.	-	-
20-22484	Frontier Southwest Incorporated	-	-
20-22490	Frontier Subsidiary Telco LLC	-	-
20-22499	Frontier Techserv, Inc.	-	-
20-22507	Frontier Telephone Of Rochester, Inc.	2,393,461	2,393,000
20-22515	Frontier Video Services Inc.	-	-
20-22524	Frontier West Virginia Inc.	-	-
20-22530	GVN Services	-	-
20-22535	N C C Systems, Inc.	-	-
20-22542	Navajo Communications Co., Inc.	-	-
20-22548	Newco West Holdings LLC	-	-
20-22555	Ogden Telephone Company	-	-
20-22475	Phone Trends, Inc.	-	-
20-22559	Rhinelander Telecommunications, LLC	-	-
20-22565	Rib Lake Cellular For Wisconsin RSA #3, Inc.	-	-
20-22568	Rib Lake Telecom, Inc.	-	-
20-22578	SNET America, Inc.	-	-
20-22575	TCI Technology & Equipment LLC	-	-
20-22576	The Southern New England Telephone Company	-	-
20-22577	Total Communications, Inc.	4,784,549	4,964,922

Northwest Operations Debtor Entities
20-22500	Frontier Communications Northwest Inc.	-	-
20-22547	Citizens Telecommunications Company Of Oregon	-	-
20-22510	Citizens Telecommunications Company Of Idaho	-	-
20-22523	Citizens Telecommunications Company Of Montana	-	-

Total		$ 2,620,440,826	$ 2,596,520,945

Note 1: Includes cash receipts and disbursements related to third party transactions as well as intercompany transfers between Debtors.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 11/1/20 - 11/30/20
Federal Tax I.D. 06-0619596

MOR-1: BANK ACCOUNT RECONCILIATIONS[1]

Case Number	Legal Entity	Institution	Type of Account	Account Number[2]	Ending Bank Balance
20-22476	Frontier Communications Corporation	JPMorgan Asset Management	Money Market Fund	x1091	$ 751,000,000
20-22495	Frontier Communications ILEC Holdings LLC	JPMorgan Asset Management	Money Market Fund	x4650	525,265,991
20-22476	Frontier Communications Corporation	Wells Fargo Bank, N.A.	Money Market Fund	x6390	484,532,452
20-22476	Frontier Communications Corporation	JPMorgan Chase Bank, N.A.	Restricted Cash	x0413	48,789,520
20-22476	Frontier Communications Corporation	JPMorgan Chase Bank, N.A.	Primary Concentration	x1846	6,151,396
20-22476	Frontier Communications Corporation	HSBC Bank USA, N.A.	Sub-Concentration	x6485	25,377,444
20-22476	Frontier Communications Corporation	Fifth Third Bank	Sub-Concentration & Collection	x3292	13,541,371
20-22476	Frontier Communications Corporation	HSBC Bank USA, N.A.	Disbursement	x9737	5,000,493
20-22476	Frontier Communications Corporation	HSBC Bank USA, N.A.	Disbursement	x5392	1,170,485
20-22476	Frontier Communications Corporation	HSBC Bank USA, N.A.	Disbursement	x3446	3,614,621
20-22495	Frontier Communications ILEC Holdings LLC	JPMorgan Chase Bank, N.A.	Collection	x1087	808,933
20-22476	Frontier Communications Corporation	JPMorgan Chase Bank, N.A.	Disbursement	x9544	587,605
20-22476	Frontier Communications Corporation	JPMorgan Chase Bank, N.A.	Disbursement	x6388	267,181
20-22501	Citizens Telecom Services Company L.L.C.	HSBC Bank USA, N.A.	Collection	x8011	200,522
20-22577	Total Communications, Inc.	TD Bank, N.A.	Local / Sub-Concentration	x9625	552,299
20-22476	Frontier Communications Corporation	JPMorgan Chase Bank, N.A.	Disbursement	x9551	100,998
20-22476	Frontier Communications Corporation	JPMorgan Chase Bank, N.A.	Disbursement	x9536	41,511
20-22501	Citizens Telecom Services Company L.L.C.	Wells Fargo Bank, N.A.	Sub-Concentration & Collection	x6027	77,486
20-22476	Frontier Communications Corporation	HSBC Bank USA, N.A.	Disbursement	x5406	50,471
20-22501	Citizens Telecom Services Company L.L.C.	HSBC Bank USA, N.A.	Collection	x9765	50,943
20-22476	Frontier Communications Corporation	JPMorgan Chase Bank, N.A.	Disbursement	x9569	32,780
20-22563	Frontier Services Corp.	JPMorgan Chase Bank, N.A.	Local / Captive Insurance	x7809	25,850
20-22476	Frontier Communications Corporation	HSBC Bank USA, N.A.	Collection	x5870	20,743
20-22507	Frontier Telephone Of Rochester, Inc.	HSBC Bank USA, N.A.	Collection	x7702	20,885
20-22501	Citizens Telecom Services Company L.L.C.	PNC Bank, N.A.	Sub-Concentration & Collection	x0723	18,765
20-22518	Frontier Communications Of Wisconsin LLC	Associated Bank, N.A.	Local / Depository	x2166	35,348
20-22501	Citizens Telecom Services Company L.L.C.	Associated Bank, N.A.	Local / Depository	x2071	6,703
20-22501	Citizens Telecom Services Company L.L.C.	Norwich Telops Federal Credit Union	Local / Depository	x4523	5,349
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x7638	9,437
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x2529	-
20-22476	Frontier Communications Corporation	BlackRock Investments, Inc.	Money Market Fund	x2605	-
20-22476	Frontier Communications Corporation	Deutsche Bank – DWS	Money Market Fund	x2495	-
20-22476	Frontier Communications Corporation	Deutsche Bank AG	Local / Restricted Cash	x0024	-
20-22501	Citizens Telecom Services Company L.L.C.	Fifth Third Bank	Collection	x7963	-
20-22501	Citizens Telecom Services Company L.L.C.	Fifth Third Bank	Collection	x3872	-
20-22501	Citizens Telecom Services Company L.L.C.	Fifth Third Bank	Collection	x0349	-
20-22501	Citizens Telecom Services Company L.L.C.	Fifth Third Bank	Collection	x2523	-
20-22501	Citizens Telecom Services Company L.L.C.	Fifth Third Bank	Collection	x2531	-
20-22476	Frontier Communications Corporation	Goldman Sachs & Co	Money Market Fund	x8515	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x8819	-
20-22576	The Southern New England Telephone Company	JPMorgan Chase Bank, N.A.	Local / Reserved	x8119	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x9829	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x9837	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x9845	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x1867	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x1913	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x8559	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x8674	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x8682	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x8751	-
20-22476	Frontier Communications Corporation	JPMorgan Chase Bank, N.A.	Disbursement	x6615	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x7977	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x8314	-
20-22501	Citizens Telecom Services Company L.L.C.	M & T Bank	Sub-Concentration	xxxx	-
20-22507	Frontier Telephone Of Rochester, Inc.	M & T Bank	Collection	x2596	-
20-22501	Citizens Telecom Services Company L.L.C.	M & T Bank	Collection	x3596	-
20-22476	Frontier Communications Corporation	Morgan Stanley	Money Market Fund	x0280	-
20-22501	Citizens Telecom Services Company L.L.C.	PNC Bank, N.A.	Collection	x0731	-
20-22501	Citizens Telecom Services Company L.L.C.	Wells Fargo Bank, N.A.	Collection	x1885	-
20-22501	Citizens Telecom Services Company L.L.C.	Wells Fargo Bank, N.A.	Collection	x4599	-
20-22476	Frontier Communications Corporation	Deutsche Bank AG	Local / Drawdown	x0032	-
Total Bank Balance (incl. restricted cash)					$ 1,867,357,581

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 11/1/20 - 11/30/20
Federal Tax I.D. 06-0619596

MOR-1: BANK ACCOUNT RECONCILIATIONS[1]

Case Number	Legal Entity	Institution	Type of Account	Account Number[2]	Ending Bank Balance

Bank-to-Book Reconciliation:
Total Bank Balance	$ 1,867,357,581
(+) Receipts in Transit	14,211,275
(-) Restricted Cash	(58,321,972)

Cash and Cash Equivalents - Book	$ 1,823,246,885

Note 1: Copies of Bank Statements and Cash Disbursement journals are available upon request.
Note 2: Accounts listed as “xxxx” have account numbers of 6 or fewer digits and have been excluded for confidentiality purposes.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 11/1/20 - 11/30/20
Federal Tax I.D. 06-0619596

MOR-2: STATEMENT OF OPERATIONS (UNAUDITED)
($ 000s)

11/1/20 - 11/30/20

Revenue	$ 565,795

Cost of Services	(66,766)
Other O&M Expenses	(247,681)
Taxes Other Than Income	(18,813)
Total Operating & Maintenance Expense	($ 333,259)

Depreciation and Amortization	(129,927)
Other Income (Loss)	(85,420)
Income from Operations	$ 17,188

Interest Expense	(35,336)
Income Taxes	(10,046)
Net Income	($ 28,194)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 11/1/20 - 11/30/20
Federal Tax I.D. 06-0619596

MOR-3: BALANCE SHEET (UNAUDITED)
($ 000s)
As of 11/30/20
Current Assets:
Cash and Cash Equivalents	$ 71,954
Temporary Investments	1,751,293
Accounts Receivable, Net	563,772
Prepayments	96,688
Other Current Assets	197,599
Total Current Assets	$ 2,681,306

Property, Plant, & Equipment, Net	12,907,262

Other Assets:
Goodwill	(0)
Intangibles	702,660
Notes Receivable	-
Unamortized Debt Issuance Costs	-
Restricted Cash	44,758
Other Deferred Debits	116,967
Receivable from Associated Companies	-
Investment in Associated Companies	(0)
Other Assets	353,433
Total Assets	$ 16,806,386

Current Liabilities:
Total Accounts Payable	528,993
Current Portion of Long-Term Debt	2,080,490
Advanced Billing	205,291
Customers’ Deposits	5,797
Interest Accrued	25,333
Accrued Taxes	291,849
Current Pension & OPEB Liabilities	42,853
Other Current & Accr Liabilities	302,996
Total Current Liabilities	$ 3,483,603

Other Liabilities:
Customer Advances for Construction	7,130
Other Payables	346,519
Deferred Income Taxes	298,991
Other Deferred Credits	29,499
Long Term Pension & OPEB Liabilities	2,294,032
Payables to Associated Companies	-
Advances from Associated Companies	0
Other Long-Term Debt[1]	3,654,138
Contributions in Aid of Construction	13,896
Liabilities Subject to Compromise[2]	11,609,485
Total Liabilities	$ 21,737,293

Equity:
Common Stock Series B	26,506
Preferred Stock	-
Additional Paid In Capital	4,790,167
Net Retained Earnings	(8,940,171)
Unrealized Gain (Loss)	(821,174)
Reduction to Equity	28,071
Treasury Stock	(14,306)
Total Equity	($ 4,930,907)

Total Liability & Equity	$ 16,806,386

Note 1: Includes $1,150 million aggregate principal amount of 5.875% DIP First Lien Secured Notes due 2027, a $625 million DIP revolving facility (undrawn) and a $500 million DIP term loan facility.  Determination of Current / Long-Term portions is under review and subject to change.

Note 2: The Debtors are currently working with their independent auditor to determine the proper balance and reporting for Liabilities Subject to Compromise. Once determined, certain liabilities are likely to be reclassified to/from Current and Other Liabilities to/from Liabilities Subject to Compromise.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 11/1/20 - 11/30/20
Federal Tax I.D. 06-0619596

MOR-4: STATUS OF POST-PETITION TAXES

Office of the US Trustee:

Re: Monthly Operating Report Attestation Regarding Post Petition Taxes

The Debtors, Frontier Communications Corporation, and its affiliate Debtors hereby submit this attestation regarding post petition taxes. All post petition taxes, which are not subject to dispute or reconciliation, are current. There are no material disputes or reconciliations.

/s/ Sheldon L. Bruha	December 18th, 2020
Signature	Date

Sheldon L. Bruha, Executive Vice President and CFO

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 11/1/20 - 11/30/20
Federal Tax I.D. 06-0619596

MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS[1][2]
($ 000s)

Post-Petition Debts	Current	1 - 30	31 - 60	61 - 90	90+	Total
Trade Accounts Payable[3]	$ 160,704	$ 4,349	$ 1,420	$ 25	$ 49	$ 166,547
Other Accruals	362,446					362,446
Total Accounts Payable	$ 523,149	$ 4,349	$ 1,420	$ 25	$ 49	$ 528,993

Advanced Payments and Customer Deposits	211,088					211,088
Interest Accrued	25,333					25,333
Taxes Accrued	291,849					291,849
Other Current & Accr Liabilities	302,996					302,996
Other Payables - Long Term	346,519					346,519

Total	$ 1,354,416	$ 4,349	$ 1,420	$ 25	$ 49	$ 1,706,778

Note 1: Excludes Long-Term Debt, Pension and OPEB, as well as other deferrals.

Note 2: The Debtors are currently working with their independent auditor to determine the proper balance and reporting for Liabilities Subject to Compromise. Once determined, certain liabilities are likely to be reclassified to/from Current and Other Liabilities to/from Liabilities Subject to Compromise.

Note 3: Amounts reflected as past due pertain to invoices which are being evaluated by the Debtors.  Once evaluation is complete, these invoices will be paid or reclassified as pre-petition liabilities.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 11/1/20 - 11/30/20
Federal Tax I.D. 06-0619596

MOR-5: ACCOUNTS RECEIVABLE AGING
($ 000s)

	Current	31 - 60	61 - 90	90+	Total
Gross Receivables	$ 414,494	$ 68,502	$ 25,451	$ 183,642	$ 692,089
Less: Allowances and Reserves				(128,316)	(128,316)

Net Receivable Balance	$ 414,494	$ 68,502	$ 25,451	$ 55,325	$ 563,772

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 11/1/20 - 11/30/20
Federal Tax I.D. 06-0619596

MOR-6: PAYMENTS TO INSIDERS[1]
Insider Name	Title	Type of Payment	Amount Paid During Period	Total Paid to Date
Bernard Han	President & CEO	Compensation	$ 775,508	$ 2,760,594
Bernard Han	President & CEO	Expense Reimbursement	-	8,155
John Lass[2]	EVP, Chief Transformation Officer	Compensation	n/a	924,141
John Lass	EVP, Chief Transformation Officer	Expense Reimbursement	n/a	7,389
Steve Gable	EVP, Chief Technology Officer	Compensation	254,537	952,294
Kenneth Arndt	EVP, Chief Operations Officer	Compensation	266,920	1,007,500
Mark Nielsen	EVP, Chief Legal Officer & Chief Transaction Officer	Compensation	305,168	1,233,435
Elisa Bannon-Jones[2]	EVP, Chief HR Officer	Compensation	n/a	667,537
Sheldon Bruha	EVP, Chief Financial Officer	Compensation	234,817	894,795
Giovanni Maduri[2]	EVP, Chief Customer Officer	Compensation	n/a	1,169,065
Robert Schriesheim	Director	Fees	-	1,090,000
Kevin Beebe	Director	Fees	-	300,000
Mohsin Meghji	Director	Fees	-	300,000
Paul Keglevic	Director	Fees	-	300,000
Diana Ferguson	Director	Fees	-	117,500
Edward Fraioli	Director	Fees	-	120,000
Pamela Reeve	Director	Fees	-	195,000
Peter Bynoe	Director	Fees	-	115,000
John Stratton	Board Observer	Fees	-	259,341
Patrick Bartels	Board Observer	Fees	-	259,341

Total Payments to Insiders			$ 1,836,950	$ 12,681,088

Note 1: Appearance on this Schedule does not constitute admission that the individual is an Insider.  The parties identified as “insiders” have been included for informational purposes only. The inclusion of a party as an “insider” herein is not an acknowledgement or concession that such party is an insider under any applicable law. The payments to insiders disclosed herein only reflect payments made during the reporting period including payments made on account of prepetition obligations pursuant to the relief granted under the First Day Motions.

Note 2: Payments to these individuals in prior periods include severance.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 11/1/20 - 11/30/20
Federal Tax I.D. 06-0619596

MOR-6: PAYMENTS TO RETAINED PROFESSIONALS[1]

Retained Professional	Role	Amount Paid During Period	Total Paid to Date
Kirkland & Ellis LLP	Debtor Restructuring Counsel	$ 5,771,721	$ 16,864,336
FTI Consulting, Inc.	Debtor Financial Advisor	-	11,334,518
Communications Media Advisors, LLC	Debtor Technical Advisor	1,455,851	5,051,974
Delta Partners	Debtor Technical Advisor	-	1,295,324
Evercore Group L.L.C.	Debtor Investment Banker	21,089,822	21,089,822
Ernst & Young	Debtor Tax Advisor	304,903	773,965
KPMG	Debtor Tax Advisor	175,465	3,424,773
Prime Clerk	Claims Agent	216,863	6,751,558
PwC	Debtor Tax Advisor	169,336	169,336
Wilkinson Barker Knauer	Debtor Regulatory Counsel	126,584	349,543
Willkie Farr	Debtor Conflicts Counsel	-	-
Deloitte	Debtor Tax Advisor	-	-
Cravath, Swaine & Moore LLP	Debtor Divestiture Counsel	50,626	200,013
Kramer Levin Naftalis & Frankel LLP	UCC Counsel	1,040,654	4,033,108
Alvarez & Marsal North America, LLC	UCC Financial Advisor	298,070	1,231,556
UBS Securities LLC	UCC Investment Banker	214,839	553,656

Total Payments to Retained Professionals		$ 30,914,733	$ 73,123,482

Note 1: Includes all professionals with approved or pending retention applications.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 11/1/20 - 11/30/20
Federal Tax I.D. 06-0619596

MOR-7: DEBTOR QUESTIONNAIRE
Answer
Question	Yes	No
Have any assets been sold or transferred outside the normal course of business this reporting period?		X
Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
Is the Debtor delinquent in paying any insurance premium payment?		X
Have any payments been made on pre-petition liabilities this reporting period?	X[1]
Are any post petition receivables (accounts, notes or loans) due from related parties?		X[2]
Are any post petition payroll taxes past due?		X
Are any post petition State or Federal income taxes past due?		X
Are any post petition real estate taxes past due?		X
Are any other post petition taxes past due?		X
Have any pre-petition taxes been paid during this reporting period?	X[1]
Are any amounts owed to post petition creditors delinquent?		X[3]
Are any wage payments past due?		X
Have any post petition loans been received by the Debtor from any party?	X[4]
Is the Debtor delinquent in paying any U.S. Trustee fees?		X
Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
Have the owners or shareholders received any compensation outside of the normal course of business?		X

Note 1: Pursuant to the relief requested under the various First Day Motions and their respective orders, certain payments have been made on prepetition obligations as outlined in various motions (e.g. wages, customer programs, insurance, content, taxes & regulatory, critical vendors, lien claimants and 503(b)(9) claimants).

Note 2: The Debtors operate a centralized cash management system which generates intercompany payable balances between the Debtor entities.  These are generated in the normal course.

Note 3: Per MOR-4, trade payables reflected as past due pertain to invoices which are being evaluated by the Debtors.  Once evaluation is complete, these invoices will be paid or reclassified as pre-petition liabilities.

Note 4: On November 25, 2020, the Debtors issued an incremental $750M DIP term loan facility. The Debtors also issued $1.55B of DIP First Lien Secured Notes due 2028 and $1.0B of DIP Second Lien Secured Notes due 2029.